UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 20, 2011

UGI Corporation
(Exact name of registrant as specified in its charter)

Pennsylvania	1-11071	23-2668356
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

460 No.Gulph Road, King of Prussia, Pennsylvania	19406
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 610 337-1000

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On January 20, 2011, Mr. Richard W. Gochnauer, age 61, was elected to the Board of Directors of UGI Corporation (the “Company”) by the shareholders at the Company’s annual meeting. Mr. Gochnauer will serve on the Corporate Governance Committee of the Board.
Mr. Gochnauer replaced Richard C. Gozon on the Company’s Board of Directors. Mr. Gozon, having reached the Company’s mandatory retirement age of 72, retired from the Board after 21 years of service, effective January 20, 2011.
Mr. Gochnauer is Director and Chief Executive Officer of United Stationers Inc., a wholesale distributor of business products, a position in which he has served since 2002. He is also a Director of AmerisourceBergen Corporation and UGI Utilities, Inc.
A copy of the Company’s press release is furnished as Exhibit 99 to this Current Report on Form 8-K.
Item 5.07 Submission of Matters to a Vote of Security Holders.
On January 20, 2011, the Company held its annual meeting of Shareholders. The Shareholders (i) elected all nine nominees to the Board of Directors and (ii) ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2011.
The table below sets forth (i) the number of votes cast for each director nominee, (ii) the number of votes withheld from each director nominee and (iii) the number of broker non-votes for each director nominee. There were no abstentions with respect to the election of the Company’s directors.

DIRECTOR NOMINEES	FOR	WITHHELD	BROKER NON-VOTES
Stephen D. Ban	83,814,446	978,918	13,542,058
Richard W. Gochnauer	83,073,754	1,719,610	13,542,058
Lon R. Greenberg	82,304,650	2,488,714	13,542,058
Ernest E. Jones	81,313,936	3,479,428	13,542,058
Anne Pol	82,471,164	2,322,200	13,542,058
M. Shawn Puccio	84,489,709	303,655	13,542,058
Marvin O. Schlanger	80,533,321	4,260,043	13,542,058
Roger B. Vincent	84,513,582	279,782	13,542,058
John L. Walsh	84,108,078	685,286	13,542,058
The number of votes cast for and against, the number of abstentions and the number of broker non-votes in the ratification of the appointment of PricewaterhouseCoopers LLP is as follows:
For: 96,901,124; Against: 1,313,643; Abstain: 120,655; Broker Non-Voted: 0.
Item 9.01 Financial Statements and Exhibits.
99 Press Release of UGI Corporation dated January 20, 2011.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UGI Corporation
January 25, 2011	By:	/s/ Jessica A. Milner
		Name:	Jessica A. Milner
		Title:	Assistant Secretary

Exhibit Index

Exhibit	Description
99	Press Release of UGI Corporation dated January 20, 2011.